UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 10, 2010

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

411 108th Ave. NE, Suite 1400, Bellevue, Washington 98004

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

At the annual meeting of stockholders of drugstore.com, inc., our stockholders voted to approve certain amendments to our 2008 equity incentive plan, as further described below under Item 5.07 of this current report on Form 8-K. Our board of directors had previously approved these amendments.

A copy of our 2008 plan, as amended, is attached as Exhibit 10.1 to this current report on Form 8-K. A more extensive discussion of the amendments to our 2008 plan is set forth in our definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2010.

Item 5.07	Submission of Matters to a Vote of Security Holders.

drugstore.com held its annual meeting of stockholders on June 10, 2010, where our stockholders voted on the following matters:

Proposal 1: Our stockholders re-elected the following directors to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dawn G. Lepore	67,188,039	1,632,611	19,071,431
Richard W. Bennet III	63,161,620	5,659,030	19,071,431
Geoffrey R. Entress	68,038,615	782,035	19,071,431
Jeffrey M. Killeen	68,037,101	783,549	19,071,431
William D. Savoy	66,242,271	2,578,379	19,071,431
Gregory S. Stanger	68,063,110	757,540	19,071,431

Proposal 2: Our stockholders approved a proposed amendment to our 2008 equity incentive plan, retroactive to the inception of the plan, to decrease from 3 to 1.33 the share ratio applied for purposes of counting full value awards, such as restricted stock, granted under the plan against the shares available under such plan, and to increase, by 250,000 shares, the number of shares of drugstore.com, inc. common stock, par value $0.0001 per share, available for issuance under the plan, with 43,510,954 votes for, 25,268,718 votes against, 40,978 abstentions, and 19,071,430 broker non-votes.

Proposal 3: Our stockholders approved another proposed amendment to our 2008 equity incentive plan to increase, by five million shares, the number of shares of drugstore.com common stock available for issuance under the 2008 equity incentive plan, with 43,460,855 votes for, 25,314,220 votes against, 45,575 abstentions, and 19,071,430 broker non-votes.

Proposal 4: Our stockholders approved an amendment to our certificate of incorporation to authorize our board of directors to effect a reverse stock split and to decrease our total number of authorized shares from 260 million to 60 million, of which 50 million will be common stock, par value $0.0001 per share, and 10 million will be preferred stock, par value $0.0001 per share, with 84,766,668 votes for, 3,001,850 votes against, and 123,562 abstentions.

Proposal 5: Our stockholders ratified the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ended January 2, 2011, with 86,763,028 votes for, 954,636 votes against, and 174,416 abstentions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	drugstore.com, inc. 2008 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/S/ YUKIO MORIKUBO
Yukio Morikubo Vice President, Strategy and General Counsel

Date: June 16, 2010